 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2019

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Credit Agreement

On July 10, 2019, Amyris, Inc. (the “Company”) entered into a Credit Agreement (the “Credit Agreement”) with Foris Ventures, LLC (“Foris”), an entity affiliated with director John Doerr of Kleiner Perkins Caufield & Byers, a current stockholder, and an owner of greater than five percent of the Company’s outstanding common stock (the “Common Stock”), to make available to the Company an unsecured credit facility in an aggregate principal amount of $16.0 million (the “Credit Facility”). On July 10, 2019, the Company borrowed $8.0 million under the Credit Facility and issued to Foris a promissory note in the principal amount of $8.0 million (the “Note”). The Note (i) accrues interest at a rate of 12.5% per annum from and including July 10, 2019, which interest is payable on the maturity date or the earlier repayment or other satisfaction of the Note, and (ii) matures on December 31, 2019 (the “Maturity Date”). The Company may at its option repay the amounts outstanding under the Note before the Maturity Date, in whole or in part, at a price equal to 100% of the amount being repaid plus accrued and unpaid interest on such amount to the date of repayment. In addition, Foris may pay the exercise price for any shares of Common Stock issuable upon exercise of any warrant held by Foris by surrendering to the Company all, or any portion, of the Note and all or such portion of the Note, as applicable, will be cancelled in exchange for the payment of the exercise price for such shares of Common Stock. The Credit Agreement and the Note contain customary terms, provisions, representations and warranties, including certain events of default after which the Note may be due and payable immediately.

The Company expects to close the remaining portion of the Credit Facility by July 29, 2019, subject to customary closing conditions.

Warrant Amendment

As previously reported, on August 17, 2018, the Company issued to Foris a warrant (the “Warrant”) to purchase 4,877,386 shares of Common Stock at an exercise price of $7.52 per share, with an exercise term of 21 months from issuance. The issuance of the Warrant and related matters were reported in a Current Report on Form 8-K  filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 20, 2018, which is incorporated herein by reference.

On July 10, 2019, in connection with the entry into the Credit Agreement, the Company and Foris amended the Warrant to reduce the exercise price of the Warrant from $7.52 per share to $2.87 per share (the “Warrant Amendment”).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above under the caption “Credit Agreement” is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

In connection with the entry into the Credit Agreement, the issuance of the Note and the entry into the Warrant Amendment, the Company anticipates that Foris will exercise certain of its outstanding warrants of the Company, including the Warrant, for cash and pay the relevant exercise price by surrendering to the Company all, or a portion, of the Note, any future promissory note issued upon the closing of the remaining portion of the Credit Facility, or the promissory note issued by the Company to Foris on June 11, 2019 (the “June Note”; the issuance of the June Note was previously reported in a Current Report on Form 8-K  filed by the Company with the SEC on June 17, 2019, which is incorporated herein by reference). As a result, the Company expects that the Note, any future promissory note issued upon the closing of the remaining portion of the Credit Facility, and the June Note will be retired in full in connection with such warrant exercises at or prior to the maturity thereof.

The information in this Item 7.01 is furnished pursuant to the rules and regulations of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the expected closing of the remaining portion of the Credit Facility, including the timing thereof, the anticipated exercise by Foris of Company warrants for cash, and the expected retirement in full of the Note, any future promissory note issued upon the closing of the remaining portion of the Credit Facility, and the June Note in connection with such warrant exercises at or prior to the maturity thereof. These statements are subject to risks and uncertainties, including that the closing of the remaining portion of the Credit Facility may not occur on the Company’s expected timeline, if at all, that Foris will not exercise its warrants of the Company for cash, or at all, and that the Note, any future promissory note issued upon the closing of the remaining portion of the Credit Facility, and the June Note will not be retired as a result of such warrant exercises at or prior to the maturity thereof, and actual results may differ materially from these statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: July 15, 2019	By:	/s/ Kathleen Valiasek
Kathleen Valiasek
Chief Business Officer